[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
January 31, 2002

Merrill Lynch
Minnesota
Municipal
Bond Fund

www.mlim.ml.com

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

DEAR SHAREHOLDER

The Municipal Market Environment

Throughout most of the six-month period ended January 31, 2002, long-term fixed-income interest rates exhibited considerable volatility. During the period, long-term US Treasury bond yields registered slight declines while long-term municipal bond yields were largely unchanged. From early summer through early September 2001, fixed-income yields generally declined. Weak economic growth, exemplified by declines in industrial production and large losses in employment, easily outweighed modest strength in consumer confidence and spending. Consensus was that a meaningful US economic recovery was unlikely before early 2002. Consequently, US equity markets remained under pressure and fixed-income instruments benefited. By the end of August 2001, the Federal Reserve Board had lowered its target for short-term interest rates to 3.50%, cutting interest rates by 300 basis points (3.00%) during the first eight months of 2001.

By early September there were some, albeit few, indications pointing toward the beginning of a US economic recovery. Immediately following the tragedy of the World Trade Center and Pentagon attacks, however, all such indications effectively vanished. After anemic economic growth of just 0.3% during the second quarter of 2001, US gross domestic product growth was reported to have declined 1.3% during the third quarter of 2001. The Federal Reserve Board quickly lowered short-term interest rates an additional 50 basis points immediately following the terrorist attacks, just prior to the reopening of the stock exchanges. This marked the eighth time in 2001 that the Federal Reserve Board had eased monetary conditions. Despite the tragic events of September 11, the Federal Reserve Board noted that the nation's long-term economic prospects remained favorable.

Initially, long-term interest rates rose during the days following the September 11 attacks. The quick response by both Federal and state governments to stabilize, aid and revive US business activities, promptly improved fixed-income investors' confidence. Investor attention again focused on weak US economic fundamentals and on a financial environment further impaired by the economic losses resulting from the recent attacks. In addition to the immediate loss of four days of equity trading and air transportation, including air cargo transfers, US consumer confidence was expected to be severely shaken, resulting in weaker consumer spending and, eventually, diminished business manufacturing. By September 30, 2001, US Treasury bond yields declined to 5.42%, their approximate level before the September attacks.

In early October, the Federal Reserve Board lowered short-term interest rates an additional 50 basis points to a target of 2.50%, the lowest rate in nearly 40 years. US economic reports continued to be very weak, pushing US equity prices lower in early October and bond prices higher. US military reprisals in Afghanistan also helped support higher bond prices as investors sought the safe haven of US Treasury obligations. At the end of October, the US Treasury announced that it would no longer issue 30-year maturity bonds, triggering an explosive fixed-income rally as investors scrambled to purchase soon-to-be-unavailable issues. By the end of October, long-term US Treasury bond yields declined to 4.87%, falling more than 50 basis points in October 2001. Despite additional decreases in its short-term interest rate target to 1.75% by the Federal Reserve Board, long-term fixed-income markets were unable to hold their October gains. Rapid, significant US military success in Afghanistan, stronger-than-expected retail sales, and recovering US equity markets combined to suggest to many investors that a US economic recovery was far more imminent than had been expected earlier in the fall of 2001. Bond yields rose during November and December 2001 as investors sold securities both to realize recent profits and in anticipation of an early reversal of the Federal Reserve Board's policy. By the end of December, long-term US Treasury bond yields rose to approximately 5.45%.

During January 2002, economic indicators were mixed and fixed-income bond yields remained volatile. The January index of leading economic conditions rose for the third consecutive month

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

signaling that US economic activity is likely to expand later this year. However, employment trends, especially in manufacturing, remained weak, suggesting that recent increases in consumer confidence and spending were fragile. In late January 2002, fourth quarter 2001 gross domestic product growth was initially estimated at 0.2%, reflecting only modest improvement of negative growth from the third quarter of 2001. At month end, the Federal Reserve Board ceased its aggressive series of interest rate reductions by maintaining its overnight interest rate target at 1.75%, a 40-year low. The Federal Reserve Board noted that while US economic activity was beginning to strengthen, it was still possible that earlier economic weakness could return should consumer spending decline. At the end of January 2002, long-term US Treasury bond yields stood at 5.43%, a decline of approximately 10 basis points during the past six months.

The municipal bond market displayed a very similar pattern during the January period. Long-term tax-exempt bond yields had generally declined through early September as strong investor demand easily outweighed sizable increases in new bond issuance. The disruption in the financial markets following the September 11 attacks also served to push tax-exempt bond yields higher. The municipal bond market was able to reorganize operations quickly, and tax-exempt bond yields declined in conjunction with US Treasury bond yields for the remainder of the six-month period. While municipal bond yields were unable to match the dramatic declines witnessed in the US Treasury market, tax-exempt bond prices rose strongly during late October. As measured by the Bond Buyer Revenue Bond Index, at the end of October 2001, long-term municipal bond yields stood at 5.23%, declining approximately 20 basis points during October.

Similar to its taxable counterpart, the long-term municipal bond market also was unable to maintain the improvements made in September and October 2001. In addition to a slightly stronger financial environment, increased tax-exempt bond issuance during the last three months of the period also put upward pressure on municipal bond yields. By the end of January 2002, long-term tax-exempt revenue bond yields rose to approximately 5.45%. During the last six months, tax-exempt bond yields rose less than five basis points.

Interest rates appear likely to remain near current levels in early 2002 as US economic conditions are expected to remain weak. However, going forward, business activity is likely to accelerate, perhaps significantly. Immediately after the September 11 attacks, the Federal Government announced a $45 billion aid package for New York City, Washington, DC and the airline industry, with additional fiscal aid packages expected. The military response to these attacks will continue to require sizable increases in Defense Department spending. Eventually, this governmental spending should result in increased US economic activity, particularly in the construction and defense industries. This governmental stimulus, in conjunction with the actions already taken by the Federal Reserve Board, can be expected to generate significant increases in US gross domestic product growth some time in mid-2002.

As inflationary pressures are expected to remain well-contained going forward, increased economic activity need not result in significant increases in long-term bond yields. Also, throughout much of 2001, the municipal bond market exhibited far less volatility than its taxable counterparts. Since the strong technical position that supported the tax-exempt bond market's performance for much of 2001 can be expected to continue going forward, any potential increases in municipal bond yields also can be expected to be minimal.

Portfolio Strategy

During the six months ended January 31, 2002, we generally maintained our investment strategy, which focused on keeping a fully invested market position in Minnesota municipal tax-exempt municipal bonds in conjunction with a relatively neutral market

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

position. The goal of our strategy is to seek to produce a high level of tax-exempt income, while positioning the Fund to benefit from expected moves in future interest rates. To this end, we generally favored purchasing premium coupon issues with maturities in the 15-year-20-year range. This neutral strategy reflects the domestic economy's weak performance as well as the Federal Reserve Board's and Federal Government's actions of economic stimulation. Additionally, our strategy is reflective of the absolute levels of municipal yields, which are near multi-year lows. The Fund's credit quality remained essentially unchanged at relatively high levels. By the end of the period, at least 90% of the Fund's assets were invested in securities rated A or better by at least one of the major bond rating agencies. During the six-month period ended January 31, 2002, the number and size of Minnesota municipal issues increased significantly compared to the same six-month period a year ago. The additional supply aided us in obtaining favorable coupons and maturity structures.

We intend to keep the Fund fully invested in an effort to enhance shareholder tax-exempt income as well as search for opportunities in both new-issue and secondary markets to improve the Fund's structure. We expect to retain our current market stance given our outlook for modest economic growth in the coming months but will move defensively should economic activity prove more resilient.

In Conclusion

On December 14, 2001, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio. We thank you for your investment in Merrill Lynch Minnesota Municipal Bond Fund.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Kenneth A. Jacob

Kenneth A. Jacob
Senior Vice President


/s/ John M. Loffredo

John M. Loffredo
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and Portfolio Manager

March 4, 2002

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

PERFORMANCE DATA

      About Fund Performance

      Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent Performance Results*

                                                              6-Month          12-Month       Since Inception     Standardized
As of January 31, 2002                                      Total Return      Total Return      Total Return      30-Day Yield
==============================================================================================================================
ML Minnesota Municipal Bond Fund Class A Shares                +1.90%            +4.77%           +80.03%             3.76%
------------------------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class B Shares                +1.64             +4.24            +71.26              3.41
------------------------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class C Shares                +1.59             +4.14            +47.16              3.31
------------------------------------------------------------------------------------------------------------------------------
ML Minnesota Municipal Bond Fund Class D Shares                +1.85             +4.67            +52.89              3.66
==============================================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 3/27/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

PERFORMANCE DATA (concluded)

Average Annual Total Return

                                            % Return Without     % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 12/31/01                          +4.08%               -0.08%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                        +5.33                +4.47
--------------------------------------------------------------------------------
Inception (3/27/92) through 12/31/01             +6.08                +5.64
--------------------------------------------------------------------------------

 *    Maximum sales charge is 4%.

**    Assuming maximum sales charge.

                                               % Return              % Return
                                              Without CDSC           With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 12/31/01                          +3.46%               -0.49%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                        +4.79                +4.79
--------------------------------------------------------------------------------
Inception (3/27/92) through 12/31/01             +5.55                +5.55
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.

**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return              % Return
                                              Without CDSC           With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 12/31/01                          +3.35%               +2.37%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                        +4.69                +4.69
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/01            +5.36                +5.36
--------------------------------------------------------------------------------

 * Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.

**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                            % Return Without     % Return With
                                              Sales Charge        Sales Charge**
================================================================================
Class D Shares*
================================================================================
One Year Ended 12/31/01                          +3.98%               -0.18%
--------------------------------------------------------------------------------
Five Years Ended 12/31/01                        +5.22                +4.37
--------------------------------------------------------------------------------
Inception (10/21/94) through 12/31/01            +5.91                +5.31
--------------------------------------------------------------------------------

 *    Maximum sales charge is 4%.

**    Assuming maximum sales charge.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P        Moody's       Face
Ratings    Ratings      Amount                                     Issue                                                      Value
------------------------------------------------------------------------------------------------------------------------------------
Minnesota--98.5%
------------------------------------------------------------------------------------------------------------------------------------
A          A1           $1,575    Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (Natural Rural
                                  Utilities), AMT, Series A, 6.95% due 12/01/2008                                            $ 1,615
------------------------------------------------------------------------------------------------------------------------------------
A1+        NR*             500    Beltrami County, Minnesota, Environmental Control Revenue Bonds
                                  (Northwood Panelboard Co. Project), VRDN, AMT, 1.60% due 7/01/2025 (h)                         500
------------------------------------------------------------------------------------------------------------------------------------
AAA        NR*           3,530    Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds (Browns Meadow),
                                  AMT, 6.85% due 8/01/2033 (c)                                                                 3,609
------------------------------------------------------------------------------------------------------------------------------------
AAA        NR*             500    Dakota County, Minnesota, Community Development Agency, M/F Mortgage
                                  Housing Revenue Refunding Bonds (Southfork Apartments), 5.625% due 2/01/2026                   508
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa           1,000    Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling Hills Project),
                                  Series A, 6.15% due 8/20/2031 (e)                                                            1,089
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa           1,000    Eden Prairie, Minnesota, M/F Housing Revenue Refunding Bonds (Parkway Apartments
                                  Project), Series A, 5.70% due 8/20/2022 (e)                                                  1,030
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aaa             500    Elk River, Minnesota, Independent School District Number 728, GO, Series A,
                                  5.50% due 2/01/2021 (f)                                                                        518
------------------------------------------------------------------------------------------------------------------------------------
AAA        NR*           1,500    Minneapolis and Saint Paul, Minnesota, Metropolitan Airports Commission, Airport
                                  Revenue Bonds, DRIVERS, AMT, Series 203, 9.79% due 1/01/2012 (g)(i)                          1,699
------------------------------------------------------------------------------------------------------------------------------------
AA+        Aa1           1,000    Minneapolis, Minnesota, COP (Special School District Number 001), 5.75% due 2/01/2008 (b)    1,104
------------------------------------------------------------------------------------------------------------------------------------
A-         NR*             485    Minneapolis, Minnesota, Community Development Agency, M/F Housing Revenue
                                  Bonds (Riverside Homes Project), AMT, 6.20% due 9/01/2029                                      497
------------------------------------------------------------------------------------------------------------------------------------
A-         NR*             750    Minneapolis, Minnesota, Community Development Agency, Supported Development
                                  Revenue Bonds (Common Bond Fund), AMT, Series 2, 6.20% due 6/01/2017                           777
------------------------------------------------------------------------------------------------------------------------------------
AAA        NR*           1,000    Minneapolis, Minnesota, M/F Mortgage Revenue Refunding Bonds (Riverside Plaza),
                                  AMT, 5.20% due 12/20/2030 (e)                                                                  962
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aa1           1,000    Minneapolis, Minnesota, Sales Tax Refunding Bonds, GO, 6.25% due 4/01/2012                   1,027
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa           1,025    Minnesota Agriculture and Economic Development Board, Health Care Revenue
                                  Refunding Bonds (Benedictine Health), Series A, 5.25% due 2/15/2014 (f)                      1,059
------------------------------------------------------------------------------------------------------------------------------------
                                  Minnesota State, HFA, S/F Mortgage Revenue Bonds:
AA+        Aa1           1,080      AMT, Series E, 6.85% due 1/01/2024                                                         1,106
AA+        Aa1             815      AMT, Series L, 6.70% due 7/01/2020                                                           848
AA+        Aa1             465      Series A, 6.95% due 7/01/2016                                                                475
AA+        Aa1           1,150      Series D-1, 6.50% due 1/01/2017                                                            1,184
------------------------------------------------------------------------------------------------------------------------------------
NR*        A3              750    Northfield, Minnesota, College Facility Revenue Refunding Bonds (Saint Olaf College
                                  Project), 6.40% due 10/01/2021                                                                 783
------------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Minnesota Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT         Alternative Minimum Tax (subject to)
COP         Certificates of Participation
DRIVERS     Derivative Inverse Tax-Exempt Receipts
GO          General Obligation Bonds
HFA         Housing Finance Agency
IDR         Industrial Development Revenue Bonds
IRS         Inverse Rate Securities
M/F         Multi-Family
PCR         Pollution Control Revenue Bonds
S/F         Single-Family
VRDN        Variable Rate Demand Notes

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P        Moody's       Face
Ratings    Ratings      Amount                                     Issue                                                      Value
------------------------------------------------------------------------------------------------------------------------------------
Minnesota (concluded)
------------------------------------------------------------------------------------------------------------------------------------
                                  Osseo, Minnesota, Independent School District 279, School Building, GO, Series A:
NR*        Aa1          $  600      5.75% due 2/01/2015                                                                      $   650
NR*        Aa1           1,800      5.75% due 2/01/2017                                                                        1,926
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa             500    Ramsey County, Minnesota, GO (Capital Improvement Plan), Series A, 6.25% due 2/01/2010         561
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aa3           1,110    Ramsey County, Minnesota, Housing and Redevelopment Authority, M/F Housing Revenue
                                  Bonds (Hanover Townhouses Project), AMT, 6% due 7/01/2031                                    1,129
------------------------------------------------------------------------------------------------------------------------------------
AA         NR*           2,450    Rochester, Minnesota, Health Care Facilities Revenue Bonds, IRS, Series H,
                                  10.409% due 11/15/2015 (g)                                                                   2,622
------------------------------------------------------------------------------------------------------------------------------------
AA+        Aa1             750    Rochester, Minnesota, Independent School District Number 535, GO (School District
                                  Credit Enhancement Program), Series A, 5% due 2/01/2016                                        759
------------------------------------------------------------------------------------------------------------------------------------
NR*        Aa1             875    Rosemount, Minnesota, Independent School District Number 196, GO,
                                  Refunding, Series A, 5.50% due 4/01/2015                                                       936
------------------------------------------------------------------------------------------------------------------------------------
                                  Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint Cloud Hospital
                                  Obligation Group), Series A (d):
NR*        Aaa           1,000      6.25% due 5/01/2020                                                                        1,092
NR*        Aaa             500      5.75% due 5/01/2026                                                                          525
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa           1,000    Saint Francis, Minnesota, Independent School District No. 015, GO, Series A,
                                  6.35% due 2/01/2013 (d)                                                                      1,109
------------------------------------------------------------------------------------------------------------------------------------
AA         NR*           1,000    Saint Paul, Minnesota, Housing and Redevelopment Authority, Revenue Refunding Bonds
                                  (District Cooling of Saint Paul), Series J, 5.125% due 3/01/2012                             1,026
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa             500    Saint Paul, Minnesota, Housing and Redevelopment Authority, Tax Increment
                                  Revenue Refunding Bonds (Downtown Tax Increment District), 6.45% due
                                  8/01/2008 (g)                                                                                  562
------------------------------------------------------------------------------------------------------------------------------------
AA+        Aa1             805    Saint Paul, Minnesota, Independent School District Number 625, GO, Series B,
                                  6% due 2/01/2015                                                                               845
------------------------------------------------------------------------------------------------------------------------------------
                                  Sartell, Minnesota, Refunding (Champion International Corporation):
BBB        Baa2            990      IDR, 6.95% due 7/01/2012                                                                   1,017
BBB        Baa2            665      PCR, 6.95% due 10/01/2012                                                                    683
------------------------------------------------------------------------------------------------------------------------------------
AAA        Aaa           1,215    Scott County, Minnesota, Housing and Redevelopment Authority, Facility Lease Revenue
                                  Bonds (Justice Center Project), 5.50% due 12/01/2015 (a)                                     1,258
------------------------------------------------------------------------------------------------------------------------------------
AA         Aa2           1,200    University of Minnesota, Revenue Refunding Bonds, Series A, 5.75% due 7/01/2016              1,326
------------------------------------------------------------------------------------------------------------------------------------
AA         NR*           1,500    Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview Medical
                                  Center Project), Series A, 6.125% due 1/01/2029                                              1,567
------------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$38,407)--98.5%                                                                                      39,983
Other Assets Less Liabilities--1.5%                                                                                              603
                                                                                                                             -------
Net Assets--100.0%                                                                                                           $40,586
                                                                                                                             =======
------------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   Prerefunded.
(c)   FHA Insured.
(d)   FSA Insured.
(e)   GNMA Collateralized.
(f)   MBIA Insured.
(g) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(h) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at January 31, 2002.
(i)   FGIC Insured.
*     Not Rated.

See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of January 31, 2002

Assets:              Investments, at value (identified cost--$38,407,351) .....................                    $ 39,983,201
                     Cash .....................................................................                         166,087
                     Receivables:
                       Interest ...............................................................      $691,869
                       Beneficial interest sold ...............................................        29,989           721,858
                                                                                                     --------
                     Prepaid registration fees and other assets ...............................                          10,455
                                                                                                                   ------------
                     Total assets .............................................................                      40,881,601
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Liabilities:         Payables:
                       Beneficial interest redeemed ...........................................       213,827
                       Dividends to shareholders ..............................................        42,926
                       Investment adviser .....................................................        19,530
                       Distributor ............................................................        14,474           290,757
                                                                                                     --------
                     Accrued expenses and other liabilities ...................................                           4,444
                                                                                                                   ------------
                     Total liabilities ........................................................                         295,201
                                                                                                                   ------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Net assets ...............................................................                    $ 40,586,400
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------
Net Assets           Class A Shares of beneficial interest, $.10 par value, unlimited number of
Consist of:          shares authorized ........................................................                    $     39,256
                     Class B Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ........................................................                         295,503
                     Class C Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ........................................................                          25,813
                     Class D Shares of beneficial interest, $.10 par value, unlimited number of
                     shares authorized ........................................................                          21,931
                     Paid-in capital in excess of par .........................................                      38,803,975
                     Accumulated realized capital losses on investments--net ..................                        (175,928)
                     Unrealized appreciation on investments--net ..............................                       1,575,850
                                                                                                                   ------------
                     Net assets ...............................................................                    $ 40,586,400
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------
Net Asset Value:     Class A--Based on net assets of $4,164,327 and 392,560 shares
                     of beneficial interest outstanding .......................................                    $      10.61
                                                                                                                   ============
                     Class B--Based on net assets of $31,354,424 and 2,955,029 shares
                     of beneficial interest outstanding .......................................                    $      10.61
                                                                                                                   ============
                     Class C--Based on net assets of $2,739,214 and 258,127 shares
                     of beneficial interest outstanding .......................................                    $      10.61
                                                                                                                   ============
                     Class D--Based on net assets of $2,328,435 and 219,310 shares
                     of beneficial interest outstanding .......................................                    $      10.62
                                                                                                                   ============
-------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

Statement of Operations

                                                                                 For the Six Months Ended
                                                                                         January 31, 2002
---------------------------------------------------------------------------------------------------------
Investment Income:   Interest ............................................                    $ 1,194,934
---------------------------------------------------------------------------------------------------------
Expenses:            Investment advisory fees ............................      $113,020
                     Account maintenance and distribution fees--Class B ..        80,359
                     Accounting services .................................        38,677
                     Professional fees ...................................        37,166
                     Printing and shareholder reports ....................        18,168
                     Transfer agent fees--Class B ........................         9,108
                     Registration fees ...................................         8,690
                     Account maintenance and distribution fees--Class C ..         7,632
                     Pricing fees ........................................         2,455
                     Account maintenance fees--Class D ...................         1,159
                     Transfer agent fees--Class A ........................         1,004
                     Transfer agent fees--Class C ........................           718
                     Transfer agent fees--Class D ........................           568
                     Custodian fees ......................................           523
                     Trustees' fees and expenses .........................             8
                     Other ...............................................         4,467
                                                                                --------
                     Total expenses ......................................                        323,722
                                                                                              -----------
                     Investment income--net ..............................                        871,212
                                                                                              -----------
---------------------------------------------------------------------------------------------------------
Realized &           Realized gain on investments--net ...................                        102,289
Unrealized           Change in unrealized appreciation on investments--net                       (313,902)
Gain (Loss) on                                                                                -----------
Investments--Net:    Net Increase in Net Assets Resulting from Operations                     $   659,599
                                                                                              ===========
---------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

Statements of Changes in Net Assets

                                                                                                For the Six          For the
                                                                                                Months Ended       Year Ended
Increase (Decrease) in Net Assets:                                                            January 31, 2002    July 31, 2001
-------------------------------------------------------------------------------------------------------------------------------
Operations:          Investment income--net ..............................................      $    871,212       $  1,752,099
                     Realized gain on investments--net ...................................           102,289            277,750
                     Change in unrealized appreciation on investments--net ...............          (313,902)         1,241,761
                                                                                                ------------       ------------
                     Net increase in net assets resulting from operations ................           659,599          3,271,610
                                                                                                ------------       ------------
-------------------------------------------------------------------------------------------------------------------------------
Dividends &          Investment income--net:
Distributions to       Class A ...........................................................           (95,754)          (200,025)
Shareholders:          Class B ...........................................................          (670,547)        (1,378,694)
                       Class C ...........................................................           (51,823)           (84,766)
                       Class D ...........................................................           (53,088)           (88,614)
                     Realized gain on investment--net:
                       Class A ...........................................................           (21,532)                --
                       Class B ...........................................................          (172,434)                --
                       Class C ...........................................................           (14,638)                --
                       Class D ...........................................................           (12,676)                --
                                                                                                ------------       ------------
                     Net decrease in net assets resulting from dividends and distributions
                     to shareholders .....................................................        (1,092,492)        (1,752,099)
                                                                                                ------------       ------------
-------------------------------------------------------------------------------------------------------------------------------
Beneficial Interest  Net increase (decrease) in net assets derived from beneficial
Transactions:        interest transactions ...............................................           256,362           (692,050)
                                                                                                ------------       ------------
-------------------------------------------------------------------------------------------------------------------------------
Net Assets:          Total increase (decrease) in net assets .............................          (176,531)           827,461
                     Beginning of period .................................................        40,762,931         39,935,470
                                                                                                ------------       ------------
                     End of period .......................................................      $ 40,586,400       $ 40,762,931
                                                                                                ============       ============
-------------------------------------------------------------------------------------------------------------------------------

            See Notes to Financial Statements

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

Financial Highlights

                                                                                                      Class A
                                                                --------------------------------------------------------------------
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended                  For the Year Ended July 31,
                                                                 January 31,       -------------------------------------------------
Increase (Decrease) in Net Asset Value:                             2002            2001          2000          1999          1998
------------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...      $10.72          $10.32        $10.50        $10.79        $10.72
Operating                                                          ------          ------        ------        ------        ------
Performance:         Investment income--net .................         .25             .51           .52           .52           .54
                     Realized and unrealized gain (loss) on
                     investments--net .......................        (.05)            .40          (.18)         (.29)          .07
                                                                   ------          ------        ------        ------        ------
                     Total from investment operations .......         .20             .91           .34           .23           .61
                                                                   ------          ------        ------        ------        ------
                     Less dividends and distributions:
                       Investment income--net ...............        (.25)           (.51)         (.52)         (.52)         (.54)
                       Realized gain on investments--net ....        (.06)             --            --            --            --
                       In excess of realized gain on
                       investments--net .....................          --              --            --            --            --+
                                                                   ------          ------        ------        ------        ------
                     Total dividends and distributions ......        (.31)           (.51)         (.52)         (.52)         (.54)
                                                                   ------          ------        ------        ------        ------
                     Net asset value, end of period .........      $10.61          $10.72        $10.32        $10.50        $10.79
                                                                   ======          ======        ======        ======        ======
------------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....       1.90%++         8.95%         3.45%         2.08%         5.85%
Return:**                                                          ======          ======        ======        ======        ======

------------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...............................       1.13%*          1.03%          .97%         1.02%          .91%
Net Assets:                                                        ======          ======        ======        ======        ======
                     Investment income--net .................       4.68%*          4.79%         5.12%         4.80%         4.98%
                                                                   ======          ======        ======        ======        ======
------------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)      $4,164          $4,110        $4,141        $6,067        $6,993
Data:                                                              ======          ======        ======        ======        ======
                     Portfolio turnover .....................      20.39%          45.63%        43.42%        26.09%        56.43%
                                                                   ======          ======        ======        ======        ======
------------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

Financial Highlights (continued)

                                                                                                     Class B
                                                               --------------------------------------------------------------------
The following per share data and ratios have been derived      For the Six
from information provided in the financial statements.         Months Ended                  For the Year Ended July 31,
                                                                January 31,       -------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2002            2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...     $ 10.72         $ 10.33       $ 10.50       $ 10.79       $ 10.72
Operating                                                         -------         -------       -------       -------       -------
Performance:         Investment income--net .................         .23             .45           .47           .46           .48
                     Realized and unrealized gain (loss) on
                     investments--net .......................        (.05)            .39          (.17)         (.29)          .07
                                                                  -------         -------       -------       -------       -------
                     Total from investment operations .......         .18             .84           .30           .17           .55
                                                                  -------         -------       -------       -------       -------
                     Less dividends and distributions:
                       Investment income--net ...............        (.23)           (.45)         (.47)         (.46)         (.48)
                       Realized gain on investments--net ....        (.06)             --            --            --            --
                       In excess of realized gain on
                       investments--net .....................          --              --            --            --            --+
                                                                  -------         -------       -------       -------       -------
                     Total dividends and distributions ......        (.29)           (.45)         (.47)         (.46)         (.48)
                                                                  -------         -------       -------       -------       -------
                     Net asset value, end of period .........     $ 10.61         $ 10.72       $ 10.33       $ 10.50       $ 10.79
                                                                  =======         =======       =======       =======       =======
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....       1.64%++         8.30%         3.03%         1.56%         5.31%
Return:**                                                         =======         =======       =======       =======       =======
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...............................       1.64%*          1.53%         1.47%         1.53%         1.42%
Net Assets:                                                       =======         =======       =======       =======       =======
                     Investment income--net .................       4.17%*          4.28%         4.61%         4.29%         4.47%
                                                                  =======         =======       =======       =======       =======
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)     $31,354         $32,135       $32,524       $37,507       $38,585
Data:                                                             =======         =======       =======       =======       =======
                     Portfolio turnover .....................      20.39%          45.63%        43.42%        26.09%        56.43%
                                                                  =======         =======       =======       =======       =======
-----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

Financial Highlights (continued)

                                                                                                     Class C
                                                               --------------------------------------------------------------------
The following per share data and ratios have been derived      For the Six
from information provided in the financial statements.         Months Ended                  For the Year Ended July 31,
                                                                January 31,       -------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2002            2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...     $10.72          $10.33        $10.50        $10.80        $10.72
Operating                                                         ------          ------        ------        ------        ------
Performance:         Investment income--net .................        .22             .44           .46           .45           .47
                     Realized and unrealized gain (loss) on
                     investments--net .......................       (.05)            .39          (.17)         (.30)          .08
                                                                  ------          ------        ------        ------        ------
                     Total from investment operations .......        .17             .83           .29           .15           .55
                                                                  ------          ------        ------        ------        ------
                     Less dividends and distributions:
                       Investment income--net ...............       (.22)           (.44)         (.46)         (.45)         (.47)
                       Realized gain on investments--net ....       (.06)             --            --            --            --
                       In excess of realized gain on
                       investments--net .....................         --              --            --            --            --+
                                                                  ------          ------        ------        ------        ------
                     Total dividends and distributions ......       (.28)           (.44)         (.46)         (.45)         (.47)
                                                                  ------          ------        ------        ------        ------
                     Net asset value, end of period .........     $10.61          $10.72        $10.33        $10.50        $10.80
                                                                  ======          ======        ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....      1.59%++         8.19%         2.92%         1.37%         5.30%
Return:**                                                         ======          ======        ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...............................      1.74%*          1.64%         1.57%         1.63%         1.52%
Net Assets:                                                       ======          ======        ======        ======        ======
                     Investment income--net .................      4.07%*          4.17%         4.52%         4.19%         4.37%
                                                                  ======          ======        ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)     $2,739          $2,410        $1,672        $1,721        $1,437
Data:                                                             ======          ======        ======        ======        ======
                     Portfolio turnover .....................     20.39%          45.63%        43.42%        26.09%        56.43%
                                                                  ======          ======        ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                                     Class D
                                                               --------------------------------------------------------------------
The following per share data and ratios have been derived      For the Six
from information provided in the financial statements.         Months Ended                  For the Year Ended July 31,
                                                                January 31,       -------------------------------------------------
Increase (Decrease) in Net Asset Value:                            2002            2001          2000          1999          1998
-----------------------------------------------------------------------------------------------------------------------------------
Per Share            Net asset value, beginning of period ...     $10.73          $10.33        $10.50        $10.80        $10.73
Operating                                                         ------          ------        ------        ------        ------
Performance:         Investment income--net .................        .25             .50           .51           .51           .53
                     Realized and unrealized gain (loss) on
                     investments--net .......................       (.05)            .40          (.17)         (.30)          .07
                                                                  ------          ------        ------        ------        ------
                     Total from investment operations .......        .20             .90           .34           .21           .60
                                                                  ------          ------        ------        ------        ------
                     Less dividends and distributions:
                       Investment income--net ...............       (.25)           (.50)         (.51)         (.51)         (.53)
                       Realized gain on investments--net ....       (.06)             --            --            --            --
                       In excess of realized gain on
                       investments--net .....................         --              --            --            --            --+
                                                                  ------          ------        ------        ------        ------
                     Total dividends and distributions ......       (.31)           (.50)         (.51)         (.51)         (.53)
                                                                  ------          ------        ------        ------        ------
                     Net asset value, end of period .........     $10.62          $10.73        $10.33        $10.50        $10.80
                                                                  ======          ======        ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------------------
Total Investment     Based on net asset value per share .....      1.85%++         8.84%         3.45%         1.88%         5.74%
Return:**                                                         ======          ======        ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------------------
Ratios to Average    Expenses ...............................      1.24%*          1.13%         1.07%         1.13%         1.01%
Net Assets:                                                       ======          ======        ======        ======        ======
                     Investment income--net .................      4.58%*          4.68%         5.02%         4.69%         4.88%
                                                                  ======          ======        ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental         Net assets, end of period (in thousands)     $2,329          $2,108        $1,598        $1,950        $1,141
Data:                                                             ======          ======        ======        ======        ======
                     Portfolio turnover .....................     20.39%          45.63%        43.42%        26.09%        56.43%
                                                                  ======          ======        ======        ======        ======
-----------------------------------------------------------------------------------------------------------------------------------

 *    Annualized.
**    Total investment returns exclude the effects of sales charges.
 +    Amount is less than $.01 per share.
++    Aggregate total investment return.

      See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Minnesota Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002
distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Expenses--Certain expenses have been allocated to the individual Funds in the Trust on a pro rata basis based upon the respective aggregate net asset value of each Fund included in the Trust.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                   Account          Distribution
                                               Maintenance Fee          Fee
--------------------------------------------------------------------------------
Class B ...................................         .25%               .25%
Class C ...................................         .25%               .35%
Class D ...................................         .10%                --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended January 31, 2002, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                    FAMD              MLPF&S
--------------------------------------------------------------------------------
Class A ...................................         $ 36              $  412
Class D ...................................         $491              $5,216
--------------------------------------------------------------------------------

For the six months ended January 31, 2002, MLPF&S received contingent deferred sales charges of $3,734 and $47 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

For the six months ended January 31, 2002, the Fund reimbursed FAM $3,752 for certain accounting services.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended January 31, 2002 were $8,123,454 and $8,329,053, respectively.

Net realized gains for the six months ended January 31, 2002 and net unrealized gains as of January 31, 2002 were as follows:

--------------------------------------------------------------------------------
                                                  Realized            Unrealized
                                                    Gains                Gains
--------------------------------------------------------------------------------
Long-term investments ................            $102,289            $1,575,850
                                                  --------            ----------
Total ................................            $102,289            $1,575,850
                                                  ========            ==========
--------------------------------------------------------------------------------

As of January 31, 2002, net unrealized appreciation for Federal income tax purposes aggregated $1,575,850, of which $1,579,110 related to appreciated securities and $3,260 related to depreciated securities. The aggregate cost of investments at January 31, 2002 for Federal income tax purposes was $38,407,351.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $256,362 and $(692,050) for the six months ended January 31, 2002 and for the year ended July 31, 2001, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Six Months                                        Dollar
Ended January 31, 2002                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold .................................        30,178         $   321,594
Shares issued to shareholders in reinvestment
of dividends and distributions ..............         5,247              55,979
                                                   --------         -----------
Total issued ................................        35,425             377,573
Shares redeemed .............................       (26,197)           (280,710)
                                                   --------         -----------
Net increase ................................         9,228         $    96,863
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                              Dollar
Ended July 31, 2001                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold .................................        41,648         $   444,268
Shares issued to shareholders in reinvestment
of dividends ................................         9,475             100,091
                                                   --------         -----------
Total issued ................................        51,123             544,359
Shares redeemed .............................       (68,892)           (730,225)
                                                   --------         -----------
Net decrease ................................       (17,769)        $  (185,866)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Six Months                                        Dollar
Ended January 31, 2002                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold .................................       125,163         $ 1,348,162
Shares issued to shareholders in reinvestment
of dividends and distributions ..............        38,046             405,881
                                                   --------         -----------
Total issued ................................       163,209           1,754,043
Automatic conversion of shares ..............        (4,349)            (46,720)
Shares redeemed .............................      (200,523)         (2,151,304)
                                                   --------         -----------
Net decrease ................................       (41,663)        $  (443,981)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                              Dollar
Ended July 31, 2001                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold .................................       248,427         $ 2,629,696
Shares issued to shareholders in reinvestment
of dividends ................................        64,656             683,268
                                                   --------         -----------
Total issued ................................       313,083           3,312,964
Automatic conversion of shares ..............       (30,716)           (322,428)
Shares redeemed .............................      (435,151)         (4,598,895)
                                                   --------         -----------
Net decrease ................................      (152,784)        $(1,608,359)
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Six Months                                        Dollar
Ended January 31, 2002                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold .................................        33,534         $   359,759
Shares issued to shareholders in reinvestment
of dividends and distributions ..............         4,836              51,560
                                                   --------         -----------
Total issued ................................        38,370             411,319
Shares redeemed .............................        (4,923)            (53,019)
                                                   --------         -----------
Net increase ................................        33,447         $   358,300
                                                   ========         ===========
--------------------------------------------------------------------------------

Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

NOTES TO FINANCIAL STATEMENTS (concluded)

--------------------------------------------------------------------------------
Class C Shares for the Year                                              Dollar
Ended July 31, 2001                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold .................................        78,788         $   830,960
Shares issued to shareholders in reinvestment
of dividends ................................         5,927              62,722
                                                   --------         -----------
Total issued ................................        84,715             893,682
Shares redeemed .............................       (21,930)           (232,455)
                                                   --------         -----------
Net increase ................................        62,785         $   661,227
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Six Months                                        Dollar
Ended January 31, 2002                               Shares              Amount
--------------------------------------------------------------------------------
Shares sold .................................        20,572         $   221,589
Automatic conversion of shares ..............         4,345              46,720
Shares issued to shareholders in reinvestment
of dividends and distributions ..............         2,991              31,935
                                                   --------         -----------
Total issued ................................        27,908             300,244
Shares redeemed .............................        (5,112)            (55,064)
                                                   --------         -----------
Net increase ................................        22,796         $   245,180
                                                   ========         ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                              Dollar
Ended July 31, 2001                                  Shares              Amount
--------------------------------------------------------------------------------
Shares sold .................................        21,091         $   223,736
Automatic conversion of shares ..............        30,695             322,428
Shares issued to shareholders in reinvestment
of dividends ................................         3,904              41,321
                                                   --------         -----------
Total issued ................................        55,690             587,485
Shares redeemed .............................       (13,873)           (146,537)
                                                   --------         -----------
Net increase ................................        41,817         $   440,948
                                                   ========         ===========
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $1,000,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the facility. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 30, 2001, the credit agreement was renewed for one year under the same terms. The Fund did not borrow under the credit agreement during the six months ended January 31, 2002.

6. Reorganization Plan:

On December 14, 2001, the Trust's Board of Trustees approved a plan of reorganization, subject to shareholder approval and certain other conditions, whereby the National Portfolio of Merrill Lynch Municipal Bond Fund, Inc. would acquire substantially all of the assets and liabilities of the Fund in exchange for newly issued shares of the National Portfolio.


18
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Merrill Lynch Minnesota Municipal Bond Fund                     January 31, 2002

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Andre F. Perold, Trustee
Roberta Cooper Ramo, Trustee
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

Joseph L. May, Trustee and Vincent R. Giordano, Senior Vice President of Merrill Lynch Minnesota Municipal Bond Fund, have recently retired. The Fund's Board of Trustees wishes Messrs. May and Giordano well in their retirements.


19
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[LOGO] Merrill Lynch Investment Managers

                               [GRAPHICS OMITTED]

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Minnesota Municipal Bond Fund of
Merrill Lynch Multi-State Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #16187--1/02